UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 13, 2008
Date of Report (date of earliest event reported)

TAILWIND FINANCIAL INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-135790	13-4338095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

BCE Place, 181 Bay Street, Suite 2040, Toronto, Ontario, Canada M5J 2T3
(Address of principal executive offices, including zip code)

(416) 601-2422
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

EXPLANATORY NOTE

TAILWIND FINANCIAL INC. (“TAILWIND”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING TAILWIND SECURITIES, REGARDING ITS MERGER (THE “MERGER”) WITH ASSET ALLIANCE CORPORATION (“ASSET ALLIANCE”), AS DESCRIBED IN TAILWIND’S REPORT ON FORM 8-K FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON JANUARY 9, 2008. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

IN CONNECTION WITH THE PROPOSED MERGER AND REQUIRED STOCKHOLDER APPROVAL, TAILWIND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION A REGISTRATION STATEMENT, WHICH INCLUDES A PROSPECTUS RELATING TO THE TAILWIND SHARES TO BE ISSUED IN CONNECTION WITH THE MERGER AND A PROXY STATEMENT. TAILWIND STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TAILWIND, ASSET ALLIANCE AND THE MERGER WITH ASSET ALLIANCE. SUCH PERSONS CAN ALSO READ TAILWIND’S FINAL PROSPECTUS DATED APRIL 11, 2007, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TAILWIND OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED MERGER. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER. TAILWIND STOCKHOLDERS WILL BE ABLE TO OBTAIN A FREE COPY OF SUCH FILINGS AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV). COPIES OF SUCH FILINGS CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO TAILWIND FINANCIAL INC., BCE PLACE, 181 BAY STREET, SUITE 2040, TORONTO, ONTARIO, CANADA M5J 2T3. SUCH DOCUMENTS ARE NOT CURRENTLY AVAILABLE.

PARTICIPANTS IN SOLICITATION

TAILWIND AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND ASSET ALLIANCE AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE HOLDERS OF TAILWIND COMMON STOCK IN RESPECT OF THE PROPOSED MERGER. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF TAILWIND IS SET FORTH IN THE ANNUAL REPORT ON FORM 10-K FOR TAILWIND’S MOST RECENT FISCAL YEAR ENDED JUNE 30, 2007, WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 25, 2007, AND TAILWIND’S REGISTRATION STATEMENT ON FORM S-4 FILED ON THE DATE HEREOF.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS IN THIS COMMUNICATION REGARDING THE PROPOSED MERGER BETWEEN TAILWIND AND ASSET ALLIANCE AND ANY OTHER STATEMENTS REGARDING TAILWIND’S FUTURE EXPECTATIONS, BELIEFS, GOALS OR PROSPECTS CONSTITUTE FORWARD-LOOKING STATEMENTS MADE WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934 (“FORWARD-LOOKING STATEMENTS).  ANY STATEMENTS THAT ARE NOT STATEMENTS OF HISTORICAL FACT (INCLUDING STATEMENTS CONTAINING THE WORDS “BELIEVES,” “PLANS,” “ANTICIPATES,” “EXPECTS,” “ESTIMATES” AND SIMILAR EXPRESSIONS) SHOULD ALSO BE CONSIDERED FORWARD-LOOKING STATEMENTS.  A NUMBER OF IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS OR EVENTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING THE PARTIES’ ABILITY TO CONSUMMATE THE MERGER; THE CONDITIONS TO THE COMPLETION OF THE MERGER, INCLUDING THE RECEIPT OF STOCKHOLDER APPROVALS; THE REGULATORY APPROVALS AND EFFECTIVENESS OF THE REGISTRATION STATEMENT REQUIRED FOR THE COMPLETION OF THE MERGER MAY NOT BE OBTAINED ON THE TERMS EXPECTED OR ON THE ANTICIPATED SCHEDULE; THE PARTIES’ ABILITY TO MEET EXPECTATIONS REGARDING THE TIMING, COMPLETION AND ACCOUNTING AND TAX TREATMENTS OF THE MERGER; COMPLETION OF THE MERGER MAY BE MORE DIFFICULT, TIME-CONSUMING OR COSTLY THAN EXPECTED; OPERATING COSTS, CUSTOMER LOSS AND BUSINESS DISRUPTION (INCLUDING, WITHOUT LIMITATION, DIFFICULTIES IN  MAINTAINING RELATIONSHIPS WITH EMPLOYEES, CUSTOMERS OR CLIENTS) MAY BE GREATER THAN EXPECTED FOLLOWING ANNOUNCEMENT OF THE MERGER; THE RETENTION OF CERTAIN KEY EMPLOYEES OF ASSET ALLIANCE MAY BE DIFFICULT; ASSET ALLIANCE IS SUBJECT TO INTENSE COMPETITION AND INCREASED COMPETITION IS EXPECTED IN THE FUTURE; FLUCTUATIONS IN FOREIGN CURRENCIES COULD RESULT IN TRANSACTION LOSSES AND INCREASED EXPENSES; THE VOLATILITY OF THE INTERNATIONAL MARKETPLACE; AND THE OTHER FACTORS DESCRIBED IN TAILWIND’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2007 AND IN ITS MOST RECENT QUARTERLY REPORT FILED WITH THE SEC.  TAILWIND ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION IN THIS COMMUNICATION, EXCEPT AS OTHERWISE REQUIRED BY LAW.  READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF.

Item 8.01.  Other Events.

Attached as Exhibit 99.1 to this Current Report is an investor presentation to be used by Tailwind in presentations to certain of its stockholders and other interested persons. The attached presentation shall be used by Tailwind together with its preliminary proxy statement/prospectus and definitive proxy statement/prospectus, when available.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

99.1   Investor Presentation dated May 2008.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAILWIND FINANCIAL INC.

Date: May 13, 2008	By:	/s/ Andrew A. McKay
Name: Andrew A. McKay
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Investor Presentation dated May 2008.